EXHIBIT 20.1



                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 17, 2003 and covers activity from September 26, 2003 through October 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 5th day of November, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                        Trust Totals
-----------------                                        ------------

Number of days in period                                           30
Beginning Principal Receivable Balance              25,242,479,777.80
Special Funding Account Balance                                  0.00
Beginning Total Principal Balance                   25,242,479,777.80

Finance Charge Collections (excluding                  251,227,016.52
  Discount Option & Recoveries)
Discount Percentage                                             2.00%
Discount Option Receivables Collections                109,170,188.88
Premium Option Receivables Collections                           0.00
Recoveries                                              19,523,947.44
Total Collections of Finance Charge Receivables        379,921,152.84
Total Collections of Principal Receivables           5,349,339,254.95
Monthly Payment Rate                                         21.1918%
Defaulted amount                                       116,574,644.95
Annualized Default Rate                                       5.6820%
Trust Portfolio Yield                                        12.6931%
New Principal Receivables                            5,185,325,098.21
Ending Principal Receivables Balance                24,961,890,976.11
Ending Required Minimum Principal Balance           20,731,250,000.00
Ending Transferor Amount                             5,586,890,976.11
Ending Special Funding Account Balance                           0.00
Ending Total Principal Balance                      24,961,890,976.11



B. Series Allocations                                           Series 1999-1     Series 1999-2      Series 1999-3     Series 1999-5
---------------------                                           -------------     -------------      -------------     -------------
Group Number                                                                1                 1                  2                 2
Invested Amount                                              1,000,000,000.00    500,000,000.00   1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00    500,000,000.00   1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                                        0.00              0.00               0.00              0.00
Series Required Transferor Amount                               70,000,000.00     35,000,000.00      70,000,000.00     35,000,000.00
Series Allocation Percentage                                            5.16%             2.58%              5.16%             2.58%
Series Alloc. Finance Charge Collections                        19,608,833.69      9,804,416.85      19,608,833.69      9,804,416.85
Series Allocable Recoveries                                      1,007,687.61        503,843.80       1,007,687.61        503,843.80
Series Alloc. Principal Collections                            276,094,929.29    138,047,464.64     276,094,929.29    138,047,464.64
Series Allocable Defaulted Amount                                6,016,755.87      3,008,377.93       6,016,755.87      3,008,377.93

B. Series Allocations                       Series 2000-1       Series 2000-2     Series 2000-3      Series 2000-4     Series 2000-5
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            1                   2                 2                  2                 2
Invested Amount                            500,000,000.00      500,000,000.00  1,000,000,000.00   1,212,122,000.00    787,878,000.00
Adjusted Invested Amount                   500,000,000.00      500,000,000.00  1,000,000,000.00   1,212,122,000.00    787,878,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           35,000,000.00       35,000,000.00     70,000,000.00      84,848,540.00     55,151,460.00
Series Allocation Percentage                        2.58%               2.58%             5.16%              6.26%             4.07%
Series Alloc. Finance Charge Collections     9,804,416.85        9,804,416.85     19,608,833.69      23,768,298.72     15,449,368.67
Series Allocable Recoveries                    503,843.80          503,843.80      1,007,687.61       1,221,440.32        793,934.90
Series Alloc. Principal Collections        138,047,464.64      138,047,464.64    276,094,929.29     334,660,737.88    217,529,120.70
Series Allocable Defaulted Amount            3,008,377.93        3,008,377.93      6,016,755.87       7,293,042.16      4,740,469.58

B. Series Allocations                       Series 2001-1       Series 2001-2     Series 2001-3      Series 2001-4     Series 2001-5
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   1                 2                  2                 2
Invested Amount                            750,000,000.00      250,000,000.00    750,000,000.00     725,000,000.00    500,000,000.00
Adjusted Invested Amount                   750,000,000.00      250,000,000.00    750,000,000.00     725,000,000.00    500,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           52,500,000.00       17,500,000.00     52,500,000.00      50,750,000.00     35,000,000.00
Series Allocation Percentage                        3.87%               1.29%             3.87%              3.74%             2.58%
Series Alloc. Finance Charge Collections    14,706,625.27        4,902,208.42     14,706,625.27      14,216,404.43      9,804,416.85
Series Allocable Recoveries                    755,765.71          251,921.90        755,765.71         730,573.52        503,843.80
Series Alloc. Principal Collections        207,071,196.97       69,023,732.32    207,071,196.97     200,168,823.73    138,047,464.64
Series Allocable Defaulted Amount            4,512,566.90        1,504,188.97      4,512,566.90       4,362,148.00      3,008,377.93

B. Series Allocations                       Series 2001-6       Series 2001-7     Series 2002-1      Series 2002-2     Series 2002-3
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 2
Invested Amount                            700,000,000.00      650,000,000.00    920,000,000.00     940,000,000.00    920,000,000.00
Adjusted Invested Amount                   700,000,000.00      650,000,000.00    920,000,000.00     940,000,000.00    920,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           49,000,000.00       45,500,000.00     64,400,000.00      65,800,000.00     64,400,000.00
Series Allocation Percentage                        3.61%               3.35%             4.75%              4.85%             4.75%
Series Alloc. Finance Charge Collections    13,726,183.59       12,745,741.90     18,040,127.00      18,432,303.67     18,040,127.00
Series Allocable Recoveries                    705,381.33          654,996.95        927,072.60         947,226.35        927,072.60
Series Alloc. Principal Collections        193,266,450.50      179,461,704.04    254,007,334.94     259,529,233.53    254,007,334.94
Series Allocable Defaulted Amount            4,211,729.11        3,910,891.31      5,535,415.40       5,655,750.52      5,535,415.40

B. Series Allocations                       Series 2002-4       Series 2002-5     Series 2002-6      Series 2003-1     Series 2003-2
---------------------                       -------------       -------------     -------------      -------------     -------------

Group Number                                            2                   2                 2                  2                 2
Invested Amount                            500,000,000.00      600,000,000.00    720,000,000.00     920,000,000.00  1,100,000,000.00
Adjusted Invested Amount                   500,000,000.00      600,000,000.00    720,000,000.00     920,000,000.00  1,100,000,000.00
Principal Funding Account Balance                    0.00                0.00              0.00               0.00              0.00
Series Required Transferor Amount           35,000,000.00       42,000,000.00     50,400,000.00      64,400,000.00     77,000,000.00
Series Allocation Percentage                        2.58%               3.10%             3.72%              4.75%             5.68%
Series Alloc. Finance Charge Collections     9,804,416.85       11,765,300.22     14,118,360.26      18,040,127.00     21,569,717.06
Series Allocable Recoveries                    503,843.80          604,612.57        725,535.08         927,072.60      1,108,456.37
Series Alloc. Principal Collections        138,047,464.64      165,656,957.57    198,788,349.09     254,007,334.94    303,704,422.22
Series Allocable Defaulted Amount            3,008,377.93        3,610,053.52      4,332,064.23       5,535,415.40      6,618,431.46




B. Series Allocations                            Series 2003-3    Series 2003-4                                          Trust Total
---------------------                            -------------    -------------                                          -----------
Group Number                                                 2                1
Invested Amount                                 750,000,000.00   680,000,000.00                                    19,375,000,000.00
Adjusted Invested Amount                        750,000,000.00   680,000,000.00                                    19,375,000,000.00
Principal Funding Account Balance                         0.00             0.00                                                 0.00
Series Required Transferor Amount                52,500,000.00    47,600,000.00                                     1,356,250,000.00
Series Allocation Percentage                             3.87%            3.51%                                                 100%
Series Alloc. Finance Charge Collections         14,706,625.27    13,334,006.91                                       379,921,152.84
Series Allocable Recoveries                         755,765.71       685,227.57                                        19,523,947.44
Series Alloc. Principal Collections             207,071,196.97   187,744,551.92                                     5,349,339,254.95
Series Allocable Defaulted Amount                 4,512,566.90     4,091,393.99                                       116,574,644.95

C. Group Allocations
--------------------

1. Group 1 Allocations                           Series 1999-1    Series 1999-2   Series 2000-1    Series 2001-2       Series 2003-4
----------------------                           -------------    -------------   -------------    -------------       -------------

Investor Finance Charge Collections              15,050,864.90     7,525,432.45    7,525,432.45     3,762,716.22       10,234,588.13

Investor Monthly Interest                         4,464,604.17     2,364,697.92    2,849,437.50     1,103,286.46          987,416.67
Investor Default Amount                           4,618,193.06     2,309,096.53    2,309,096.53     1,154,548.27        3,140,371.28
Investor Monthly Fees                             1,666,666.67       833,333.33      833,333.33       416,666.67        1,133,333.33
Investor Additional Amounts                               0.00             0.00            0.00             0.00                0.00
Total                                            10,749,463.89     5,507,127.78    5,991,867.36     2,674,501.39        5,261,121.28

Reallocated Investor Finance Charge Collections  15,050,864.90     7,525,432.45    7,525,432.45     3,762,716.22       10,234,588.13
Available Excess                                  4,301,401.00     2,018,304.67    1,533,565.09     1,088,214.83        4,973,466.85

1. Group 1 Allocations                                                                                                 Group 1 Total
----------------------                                                                                                 -------------

Investor Finance Charge Collections                                                                                    44,099,034.15

Investor Monthly Interest                                                                                              11,769,442.71
Investor Default Amount                                                                                                13,531,305.67
Investor Monthly Fees                                                                                                   4,883,333.33
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                  30,184,081.71

Reallocated Investor Finance Charge Collections                                                                        44,099,034.15
Available Excess                                                                                                       13,914,952.44

2. Group 2 Allocations                                            Series 1999-3   Series 1999-5    Series 2000-2       Series 2000-3
----------------------                                            -------------   -------------    -------------       -------------

Investor Finance Charge Collections                               15,050,864.90    7,525,432.45     7,525,432.45       15,050,864.90

Investor Monthly Interest                                          1,231,495.83      660,870.83       627,744.79        1,243,000.00
Investor Default Amount                                            4,618,193.06    2,309,096.53     2,309,096.53        4,618,193.06
Investor Monthly Fees                                              1,666,666.67      833,333.33       833,333.33        1,666,666.67
Investor Additional Amounts                                                0.00            0.00             0.00                0.00
Total                                                              7,516,355.56    3,803,300.70     3,770,174.66        7,527,859.73

Reallocated Investor Finance Charge Collections                   15,050,864.90    7,525,432.45     7,525,432.45       15,050,864.90
Available Excess                                                   7,534,509.34    3,722,131.75     3,755,257.79        7,523,005.17

2. Group 2 Allocations                           Series 2000-4    Series 2000-5   Series 2001-1    Series 2001-3       Series 2001-4
----------------------                           -------------    -------------   -------------    -------------       -------------

Investor Finance Charge Collections              18,243,484.46    11,858,245.33   11,288,148.67    11,288,148.67       10,911,877.05

Investor Monthly Interest                         1,499,973.51       972,579.26      934,553.13       920,150.00          895,791.88
Investor Default Amount                           5,597,813.41     3,638,572.71    3,463,644.80     3,463,644.80        3,348,189.97
Investor Monthly Fees                             2,020,203.33     1,313,130.00    1,250,000.00     1,250,000.00        1,208,333.33
Investor Additional Amounts                               0.00             0.00            0.00             0.00                0.00
Total                                             9,117,990.25     5,924,281.98    5,648,197.92     5,633,794.80        5,452,315.18

Reallocated Investor Finance Charge Collections  18,243,484.46    11,858,245.33   11,288,148.67    11,288,148.67       10,911,877.05
Investment Funding Account Proceeds                     961.00
Available Excess                                  9,126,455.21     5,933,963.36    5,639,950.75     5,654,353.88        5,459,561.87




2. Group 2 Allocations                           Series 2001-5       Series 2001-6   Series 2001-7    Series 2002-1   Series 2002-2
----------------------                           -------------       -------------   -------------    -------------   -------------
Investor Finance Charge Collections               7,525,432.45       10,535,605.43    9,783,062.18    13,846,795.71   14,147,813.00

Investor Monthly Interest                           643,614.58          858,068.75      797,254.79     1,132,175.00    1,152,005.25
Investor Default Amount                           2,309,096.53        3,232,735.14    3,001,825.49     4,248,737.62    4,341,101.48
Investor Monthly Fees                               833,333.33        1,166,666.67    1,083,333.33     1,533,333.33    1,566,666.67
Investor Additional Amounts                               0.00                0.00            0.00             0.00            0.00
Total                                             3,786,044.45        5,257,470.56    4,882,413.61     6,914,245.95    7,059,773.39

Reallocated Investor Finance Charge Collections   7,525,432.45       10,535,605.43    9,783,062.18    13,846,795.71   14,147,813.00
Investment Funding Account Proceeds
Available Excess                                  3,739,388.00        5,278,134.87    4,900,648.57     6,932,549.76    7,088,039.61

2. Group 2 Allocations                           Series 2002-3       Series 2002-4   Series 2002-5    Series 2002-6   Series 2003-1
----------------------                           -------------       -------------   -------------    -------------   -------------

Investor Finance Charge Collections              13,846,795.71        7,525,432.45    9,030,518.94    10,836,622.73   13,846,795.71

Investor Monthly Interest                         1,126,819.83          576,835.42      767,800.00       905,025.00    1,136,180.83
Investor Default Amount                           4,248,737.62        2,309,096.53    2,770,915.84     3,325,099.00    4,248,737.62
Investor Monthly Fees                             1,533,333.33          833,333.33    1,000,000.00     1,200,000.00    1,533,333.33
Investor Additional Amounts                               0.00                0.00            0.00             0.00            0.00
Total                                             6,908,890.78        3,719,265.28    4,538,715.84     5,430,124.00    6,918,251.78

Reallocated Investor Finance Charge Collections  13,846,795.71        7,525,432.45    9,030,518.94    10,836,622.73   13,846,795.71
Investment Funding Account Proceeds
Available Excess                                  6,937,904.92        3,806,167.17    4,491,803.10     5,406,498.72    6,928,543.92

2. Group 2 Allocations                           Series 2003-2       Series 2003-3                                    Group 2 Total
----------------------                           -------------       -------------                                    -------------

Investor Finance Charge Collections              16,555,951.39       11,288,148.67                                   247,511,473.25

Investor Monthly Interest                         1,360,846.67          924,790.63                                    20,367,575.98
Investor Default Amount                           5,080,012.37        3,463,644.80                                    75,946,184.89
Investor Monthly Fees                             1,833,333.33        1,250,000.00                                    27,408,333.33
Investor Additional Amounts                               0.00                0.00                                             0.00
Total                                             8,274,192.37        5,638,435.42                                   123,722,094.20

Reallocated Investor Finance Charge Collections  16,555,951.39       11,288,148.67                                   247,511,473.25
Investment Funding Account Proceeds                                                                                          961.00
Available Excess                                  8,281,759.02        5,649,713.25                                   123,790,340.05




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             291,863,089
61-90 Days Delinquent:                             176,415,208
90+ Days Delinquent:                               266,209,249
Total 30+ Days Delinquent:                         734,487,546




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations           Interest          Interest
----------------------------------                    -----------       --------------       ------------
Beginning Invested /Transferor Amount            1,302,837,665.95     1,000,000,000.00     302,837,665.95
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                N/A             76.7555%           23.2445%
Principal Allocation Percentage                               N/A             76.7555%           23.2445%
Collections of Finance Chg. Receivables             19,608,833.69        15,050,864.90       4,557,968.80
Collections of Principal Receivables               276,094,929.29       211,918,135.70      64,176,793.59
Defaulted Amount                                     6,016,755.87         4,618,193.06       1,398,562.81

Ending Invested / Transferor Amounts             1,288,355,663.28     1,000,000,000.00     288,355,663.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A              Class B          Interest                  Total
--------------------------------------                    -------              -------         ----------                 -----

Principal Funding Account                                    0.00                 0.00               0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                 0.00               0.00                  0.00
Reserve Draw Amount                                          0.00                 0.00               0.00                  0.00
Available Reserve Account Amount                             0.00                 0.00               0.00                  0.00
Reserve Account Surplus                                      0.00                 0.00               0.00                  0.00

Coupon  October 15, 2003 to November 16, 2003             5.6000%              5.8500%            1.9700%
Monthly Interest Due                                 4,036,666.67           292,500.00         135,437.50          4,464,604.17
Outstanding Monthly Interest Due                             0.00                 0.00               0.00                  0.00
Additional Interest Due                                      0.00                 0.00               0.00                  0.00
Total Interest Due                                   4,036,666.67           292,500.00         135,437.50          4,464,604.17
Investor Default Amount                              3,994,737.00           277,091.58         346,364.48          4,618,193.06
Investor Monthly Fees Due                            1,441,666.67           100,000.00         125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                            9,473,070.33           669,591.58         606,801.98         10,749,463.89

Reallocated Investor Finance Charge Collections                                                                   15,050,864.90
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.6931%
Base Rate                                                                                                               6.7816%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest                  Total
--------------------------------------------              -------              -------         ----------                 -----

Beginning Certificates Balance                     865,000,000.00        60,000,000.00      75,000,000.00      1,000,000,000.00
Interest Distributions                               4,036,666.67           292,500.00         135,437.50          4,464,604.17
Principal Deposits - Prin. Funding Account                   0.00                 0.00               0.00                  0.00
Principal Distributions                                      0.00                 0.00               0.00                  0.00
Total Distributions                                  4,036,666.67           292,500.00         135,437.50          4,464,604.17
Ending Certificates Balance                        865,000,000.00        60,000,000.00      75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $135,437.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $135,437.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,018,998.14

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,994,737.00
       e. Excess Spread:                                         $4,987,594.47

   2.  Class B Available Funds:                                    $903,051.89

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $610,551.89

   3.  Collateral Available Funds:                               $1,128,814.87

       a. Excess Spread:                                         $1,128,814.87

   4.  Total Excess Spread:                                      $6,726,961.23

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $276,094,929.29

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $211,918,135.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $211,918,135.70

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,618,193.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $216,536,328.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $75,000,000.00

   2.  Required Collateral Invested Amount                      $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $216,536,328.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $6,726,961.23
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,091.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $135,437.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $346,364.48
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,301,401.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.7816%
       b. Prior Monthly Period                                         7.4447%
       c. Second Prior Monthly Period                                  7.2087%

   2.  Three Month Average Base Rate                                   7.1450%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------       --------------        -----------
Beginning Invested /Transferor Amount              651,418,832.98       500,000,000.00     151,418,832.98
Beginning Adjusted Invested Amount                            N/A       500,000,000.00                N/A
Floating Allocation Percentage                                N/A             76.7555%           23.2445%
Principal Allocation Percentage                               N/A             76.7555%           23.2445%
Collections of Finance Chg. Receivables              9,804,416.85         7,525,432.45       2,278,984.40
Collections of Principal Receivables               138,047,464.64       105,959,067.85      32,088,396.79
Defaulted Amount                                     3,008,377.93         2,309,096.53         699,281.40

Ending Invested / Transferor Amounts               644,177,831.64       500,000,000.00     144,177,831.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A              Class B          Interest                  Total
--------------------------------------                    -------              -------         ----------                 -----

Principal Funding Account                                    0.00                 0.00               0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                 0.00               0.00                  0.00
Reserve Draw Amount                                          0.00                 0.00               0.00                  0.00
Available Reserve Account Amount                             0.00                 0.00               0.00                  0.00
Reserve Account Surplus                                      0.00                 0.00               0.00                  0.00

Coupon  October 15, 2003 to November 16, 2003             5.9500%              6.1000%            1.9700%
Monthly Interest Due                                 2,144,479.17           152,500.00          67,718.75          2,364,697.92
Outstanding Monthly Interest Due                             0.00                 0.00               0.00                  0.00
Additional Interest Due                                      0.00                 0.00               0.00                  0.00
Total Interest Due                                   2,144,479.17           152,500.00          67,718.75          2,364,697.92
Investor Default Amount                              1,997,368.50           138,545.79         173,182.24          2,309,096.53
Investor Monthly Fees Due                              720,833.33            50,000.00          62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                            4,862,681.00           341,045.79         303,400.99          5,507,127.78

Reallocated Investor Finance Charge Collections                                                                    7,525,432.45
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.6931%
Base Rate                                                                                                               7.0744%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest                  Total
--------------------------------------------              -------              -------         ----------                 -----

Beginning Certificates Balance                     432,500,000.00        30,000,000.00      37,500,000.00        500,000,000.00
Interest Distributions                               2,144,479.17           152,500.00          67,718.75          2,364,697.92
Principal Deposits - Prin. Funding Account                   0.00                 0.00               0.00                  0.00
Principal Distributions                                      0.00                 0.00               0.00                  0.00
Total Distributions                                  2,144,479.17           152,500.00          67,718.75          2,364,697.92
Ending Certificates Balance                        432,500,000.00        30,000,000.00      37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $67,718.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $67,718.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,509,499.07

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,997,368.50
       e. Excess Spread:                                         $2,367,651.40

   2.  Class B Available Funds:                                    $451,525.95

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $299,025.95

   3.  Collateral Available Funds:                                 $564,407.43

       a. Excess Spread:                                           $564,407.43

   4.  Total Excess Spread:                                      $3,231,084.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $138,047,464.64

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $105,959,067.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,959,067.85

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,309,096.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,268,164.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,268,164.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,231,084.78
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $138,545.79
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $67,718.75
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $173,182.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,018,304.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.0744%
       b. Prior Monthly Period                                         7.7669%
       c. Second Prior Monthly Period                                  7.5204%

   2.  Three Month Average Base Rate                                   7.4539%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



IV.  Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations          Interest             Interest
----------------------------------                    -----------       --------------        -----------
Beginning Invested /Transferor Amount            1,302,837,665.95     1,000,000,000.00     302,837,665.95
Beginning Adjusted Invested Amount                            N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                N/A             76.7555%           23.2445%
Principal Allocation Percentage                               N/A             76.7555%           23.2445%
Collections of Finance Chg. Receivables             19,608,833.69        15,050,864.90       4,557,968.80
Collections of Principal Receivables               276,094,929.29       211,918,135.70      64,176,793.59
Defaulted Amount                                     6,016,755.87         4,618,193.06       1,398,562.81

Ending Invested / Transferor Amounts             1,288,355,663.28     1,000,000,000.00     288,355,663.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A              Class B          Interest                  Total
--------------------------------------                    -------              -------         ----------                 -----

Principal Funding Account                                    0.00                 0.00               0.00                  0.00
Investment Proceeds for Monthly Period                       0.00                 0.00               0.00                  0.00
Reserve Draw Amount                                          0.00                 0.00               0.00                  0.00
Available Reserve Account Amount                             0.00                 0.00               0.00                  0.00
Reserve Account Surplus                                      0.00                 0.00               0.00                  0.00

Coupon  October 15, 2003 to November 16, 2003             1.2600%              1.4600%            1.9700%
Monthly Interest Due                                   952,875.00           107,066.67         171,554.17          1,231,495.83
Outstanding Monthly Interest Due                             0.00                 0.00               0.00                  0.00
Additional Interest Due                                      0.00                 0.00               0.00                  0.00
Total Interest Due                                     952,875.00           107,066.67         171,554.17          1,231,495.83
Investor Default Amount                              3,810,009.28           369,455.44         438,728.34          4,618,193.06
Investor Monthly Fees Due                            1,375,000.00           133,333.33         158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                            6,137,884.28           609,855.44         768,615.84          7,516,355.56

Reallocated Investor Finance Charge Collections                                                                   15,050,864.90
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.6931%
Base Rate                                                                                                               3.2055%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A              Class B          Interest                  Total
--------------------------------------------              -------              -------         ----------                 -----

Beginning Certificates Balance                     825,000,000.00        80,000,000.00      95,000,000.00      1,000,000,000.00
Interest Distributions                                 952,875.00           107,066.67         171,554.17          1,231,495.83
Principal Deposits - Prin. Funding Account                   0.00                 0.00               0.00                  0.00
Principal Distributions                                      0.00                 0.00               0.00                  0.00
Total Distributions                                    952,875.00           107,066.67         171,554.17          1,231,495.83
Ending Certificates Balance                        825,000,000.00        80,000,000.00      95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $171,554.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $171,554.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,416,963.54

       a. Class A Monthly Interest:                                $952,875.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,810,009.28
       e. Excess Spread:                                         $7,654,079.27

   2.  Class B Available Funds:                                  $1,204,069.19

       a. Class B Monthly Interest:                                $107,066.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,097,002.53

   3.  Collateral Available Funds:                               $1,429,832.17

       a. Excess Spread:                                         $1,429,832.17

   4.  Total Excess Spread:                                     $10,180,913.96

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                76.7555%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $276,094,929.29

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $211,918,135.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $211,918,135.70

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,618,193.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $216,536,328.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $216,536,328.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $10,180,913.96
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $369,455.44
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $171,554.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $438,728.34
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,534,509.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2055%
       b. Prior Monthly Period                                         3.3899%
       c. Second Prior Monthly Period                                  3.3143%

   2.  Three Month Average Base Rate                                   3.3033%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series         Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations        Interest             Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount            651,418,832.98     500,000,000.00      151,418,832.98
Beginning Adjusted Invested Amount                          N/A     500,000,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables            9,804,416.85       7,525,432.45        2,278,984.40
Collections of Principal Receivables             138,047,464.64     105,959,067.85       32,088,396.79
Defaulted Amount                                   3,008,377.93       2,309,096.53          699,281.40

Ending Invested / Transferor Amounts             644,177,831.64     500,000,000.00      144,177,831.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           1.3600%            1.6000%             2.0200%
Monthly Interest Due                                 514,250.00          58,666.67           87,954.17          660,870.83
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                   514,250.00          58,666.67           87,954.17          660,870.83
Investor Default Amount                            1,905,004.64         184,727.72          219,364.17        2,309,096.53
Investor Monthly Fees Due                            687,500.00          66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,106,754.64         310,061.06          386,485.00        3,803,300.70

Reallocated Investor Finance Charge Collections                                                               7,525,432.45
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6931%
Base Rate                                                                                                          3.3054%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                   412,500,000.00      40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                               514,250.00          58,666.67           87,954.17          660,870.83
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                  514,250.00          58,666.67           87,954.17          660,870.83
Ending Certificates Balance                      412,500,000.00      40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.25

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.25

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.47

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.47

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $87,954.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $87,954.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,208,481.77

       a. Class A Monthly Interest:                                $514,250.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,905,004.64
       e. Excess Spread:                                         $3,789,227.13

   2.  Class B Available Funds:                                    $602,034.60

       a. Class B Monthly Interest:                                 $58,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $543,367.93

   3.  Collateral Available Funds:                                 $714,916.08

       a. Excess Spread:                                           $714,916.08

   4.  Total Excess Spread:                                      $5,047,511.14

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $138,047,464.64

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $105,959,067.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,959,067.85

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,309,096.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,268,164.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,268,164.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,047,511.14
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,727.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $87,954.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,364.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,722,131.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3054%
       b. Prior Monthly Period                                         3.4897%
       c. Second Prior Monthly Period                                  3.4142%

   2.  Three Month Average Base Rate                                   3.4031%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series         Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations        Interest             Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount            651,418,832.98     500,000,000.00      151,418,832.98
Beginning Adjusted Invested Amount                          N/A     500,000,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables            9,804,416.85       7,525,432.45        2,278,984.40
Collections of Principal Receivables             138,047,464.64     105,959,067.85       32,088,396.79
Defaulted Amount                                   3,008,377.93       2,309,096.53          699,281.40

Ending Invested / Transferor Amounts             644,177,831.64     500,000,000.00      144,177,831.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           7.2000%            7.4000%             2.0200%
Monthly Interest Due                               2,595,000.00         185,000.00           69,437.50        2,849,437.50
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                 2,595,000.00         185,000.00           69,437.50        2,849,437.50
Investor Default Amount                            1,997,368.50         138,545.79          173,182.24        2,309,096.53
Investor Monthly Fees Due                            720,833.33          50,000.00           62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                          5,313,201.83         373,545.79          305,119.74        5,991,867.36

Reallocated Investor Finance Charge Collections                                                               7,525,432.45
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6931%
Base Rate                                                                                                          8.1467%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                   432,500,000.00      30,000,000.00       37,500,000.00      500,000,000.00
Interest Distributions                             2,595,000.00         185,000.00           69,437.50        2,849,437.50
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                2,595,000.00         185,000.00           69,437.50        2,849,437.50
Ending Certificates Balance                      432,500,000.00      30,000,000.00       37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in respect
       of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $69,437.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $69,437.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,509,499.07

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,997,368.50
       e. Excess Spread:                                         $1,917,130.57

   2.  Class B Available Funds:                                    $451,525.95

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $266,525.95

   3.  Collateral Available Funds:                                 $564,407.43

       a. Excess Spread:                                           $564,407.43

   4.  Total Excess Spread:                                      $2,748,063.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $138,047,464.64

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $105,959,067.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,959,067.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,309,096.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,268,164.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,268,164.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $2,748,063.95
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $138,545.79
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $69,437.50
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $173,182.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,533,565.09

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.1467%
       b. Prior Monthly Period                                         8.9460%
       c. Second Prior Monthly Period                                  8.6617%

   2.  Three Month Average Base Rate                                   8.5848%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series        Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations       Interest              Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount            651,418,832.98     500,000,000.00      151,418,832.98
Beginning Adjusted Invested Amount                          N/A     500,000,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables            9,804,416.85       7,525,432.45        2,278,984.40
Collections of Principal Receivables             138,047,464.64     105,959,067.85       32,088,396.79
Defaulted Amount                                   3,008,377.93       2,309,096.53          699,281.40

Ending Invested / Transferor Amounts             644,177,831.64     500,000,000.00      144,177,831.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           1.2850%            1.4700%             2.0200%
Monthly Interest Due                                 485,890.63          53,900.00           87,954.17          627,744.79
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                   485,890.63          53,900.00           87,954.17          627,744.79
Investor Default Amount                            1,905,004.64         184,727.72          219,364.17        2,309,096.53
Investor Monthly Fees Due                            687,500.00          66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                          3,078,395.26         305,294.39          386,485.00        3,770,174.66

Reallocated Investor Finance Charge Collections                                                               7,525,432.45
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6931%
Base Rate                                                                                                          3.2321%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                   412,500,000.00      40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                               485,890.63          53,900.00           87,954.17          627,744.79
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                  485,890.63          53,900.00           87,954.17          627,744.79
Ending Certificates Balance                      412,500,000.00      40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.18

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $87,954.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $87,954.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,208,481.77

       a. Class A Monthly Interest:                                $485,890.63
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,905,004.64
       e. Excess Spread:                                         $3,817,586.51

   2. Class B Available Funds:                                     $602,034.60

       a. Class B Monthly Interest:                                 $53,900.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $548,134.60

   3.  Collateral Available Funds:                                 $714,916.08

       a. Excess Spread:                                           $714,916.08

   4.  Total Excess Spread:                                      $5,080,637.19

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $138,047,464.64

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $105,959,067.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,959,067.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7. Other amounts Treated as Available Principal
       Collections:                                              $2,309,096.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,268,164.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,268,164.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,080,637.19
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,727.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $87,954.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,364.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,755,257.79

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2321%
       b. Prior Monthly Period                                         3.4164%
       c. Second Prior Monthly Period                                  3.3409%

   2.  Three Month Average Base Rate                                   3.3298%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series        Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations        Interest              Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount          1,302,837,665.95   1,000,000,000.00      302,837,665.95
Beginning Adjusted Invested Amount                          N/A   1,000,000,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables           19,608,833.69      15,050,864.90        4,557,968.80
Collections of Principal Receivables             276,094,929.29     211,918,135.70       64,176,793.59
Defaulted Amount                                   6,016,755.87       4,618,193.06        1,398,562.81

Ending Invested / Transferor Amounts           1,288,355,663.28   1,000,000,000.00      288,355,663.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           1.2800%            1.4700%             1.9200%
Monthly Interest Due                                 968,000.00         107,800.00          167,200.00        1,243,000.00
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                   968,000.00         107,800.00          167,200.00        1,243,000.00
Investor Default Amount                            3,810,009.28         369,455.44          438,728.34        4,618,193.06
Investor Monthly Fees Due                          1,375,000.00         133,333.33          158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                          6,153,009.28         610,588.78          764,261.67        7,527,859.73

Reallocated Investor Finance Charge Collections                                                              15,050,864.90
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6931%
Base Rate                                                                                                          3.2183%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                   825,000,000.00      80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                               968,000.00         107,800.00          167,200.00        1,243,000.00
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                  968,000.00         107,800.00          167,200.00        1,243,000.00
Ending Certificates Balance                      825,000,000.00      80,000,000.00       95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.17

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.17

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $167,200.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $167,200.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,416,963.54

       a. Class A Monthly Interest:                                $968,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,810,009.28
       e. Excess Spread:                                         $7,638,954.27

   2.  Class B Available Funds:                                  $1,204,069.19

       a. Class B Monthly Interest:                                $107,800.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,096,269.19

   3.  Collateral Available Funds:                               $1,429,832.17

       a. Excess Spread:                                         $1,429,832.17

   4.  Total Excess Spread:                                     $10,165,055.62

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $276,094,929.29

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $211,918,135.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $211,918,135.70

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,618,193.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $216,536,328.76

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $216,536,328.76

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $10,165,055.62
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $369,455.44
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $167,200.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $438,728.34
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,523,005.17

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2183%
       b. Prior Monthly Period                                         3.4026%
       c. Second Prior Monthly Period                                  3.3271%

   2.  Three Month Average Base Rate                                   3.3160%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series         Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations        Interest             Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount          1,579,198,197.33   1,212,122,000.00      367,076,197.33
Beginning Adjusted Invested Amount                          N/A   1,212,122,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables           23,768,298.72      18,244,445.46        5,524,814.25
Collections of Principal Receivables             334,660,737.88     256,870,634.48       77,790,103.40
Defaulted Amount                                   7,293,042.16       5,597,813.41        1,695,228.75

Ending Invested / Transferor Amounts           1,561,644,243.29   1,212,122,000.00      349,522,243.29


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           1.2650%            1.4900%             1.9700%
Monthly Interest Due                               1,159,583.33         132,444.86          207,945.32        1,499,973.51
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                 1,159,583.33         132,444.86          207,945.32        1,499,973.51
Investor Default Amount                            4,618,193.06         447,826.18          531,794.17        5,597,813.41
Investor Monthly Fees Due                          1,666,666.67         161,616.67          191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                          7,444,443.06         741,887.71          931,659.49        9,117,990.25

Reallocated Investor Finance Charge Collections                                                              18,243,484.46
Interest and Principal Funding Investment Proceeds                                                                  961.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6941%
Base Rate                                                                                                          3.2122%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                 1,000,000,000.00      96,970,000.00      115,152,000.00    1,212,122,000.00
Interest Distributions                             1,159,583.33         132,444.86          207,945.32        1,499,973.51
Interest Deposits - Interest Funding Account      (1,159,583.33)       (132,444.86)               0.00       (1,292,028.19)
Interest Funding Account Distributions                     0.00               0.00                0.00                0.00
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                        0.00               0.00          207,945.32          207,945.32
Ending Interest Funding Account Balance            2,213,750.00         252,849.28                0.00        2,466,599.28
Ending Certificates Balance                    1,000,000,000.00      96,970,000.00      115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.37

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.37

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $207,945.32

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $207,945.32

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $15,051,825.90

       a. Class A Monthly Interest:                              $1,159,583.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,618,193.06
       e. Excess Spread:                                         $9,274,049.50

   2.  Class B Available Funds:                                  $1,459,482.37

       a. Class B Monthly Interest:                                $132,444.86
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,327,037.51

   3.  Collateral Available Funds:                               $1,733,137.19

       a. Excess Spread:                                         $1,733,137.19

   4.  Total Excess Spread:                                     $12,334,224.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $334,660,737.88

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $256,870,634.48

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $256,870,634.48

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,597,813.41

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $262,468,447.89

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $262,468,447.89

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $12,334,224.21
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $447,826.18
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $207,945.32
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $531,794.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,126,455.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2122%
       b. Prior Monthly Period                                         3.3965%
       c. Second Prior Monthly Period                                  3.3106%

   2.  Three Month Average Base Rate                                   3.3064%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6940%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2742%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0363%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series        Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations       Interest              Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount          1,026,477,134.57     787,878,000.00      238,599,134.57
Beginning Adjusted Invested Amount                          N/A     787,878,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables           15,449,368.67      11,858,245.33        3,591,123.34
Collections of Principal Receivables             217,529,120.70     166,965,636.92       50,563,483.78
Defaulted Amount                                   4,740,469.58       3,638,572.71        1,101,896.87

Ending Invested / Transferor Amounts           1,015,067,083.28     787,878,000.00      227,189,083.28


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           1.2600%            1.5000%             1.9700%
Monthly Interest Due                                 750,750.00          86,666.25          135,163.01          972,579.26
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                   750,750.00          86,666.25          135,163.01          972,579.26
Investor Default Amount                            3,001,825.49         291,084.71          345,662.51        3,638,572.71
Investor Monthly Fees Due                          1,083,333.33         105,050.00          124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                          4,835,908.82         482,800.96          605,572.19        5,924,281.98

Reallocated Investor Finance Charge Collections                                                              11,858,245.33
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6931%
Base Rate                                                                                                          3.2088%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                   650,000,000.00      63,030,000.00       74,848,000.00      787,878,000.00
Interest Distributions                               750,750.00          86,666.25          135,163.01          972,579.26
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                  750,750.00          86,666.25          135,163.01          972,579.26
Ending Certificates Balance                      650,000,000.00      63,030,000.00       74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $135,163.01

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $135,163.01

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1. Class A Available Funds:                                   $9,783,062.18

       a. Class A Monthly Interest:                                $750,750.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,001,825.49
       e. Excess Spread:                                         $6,030,486.69

   2.  Class B Available Funds:                                    $948,656.01

       a. Class B Monthly Interest:                                 $86,666.25
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $861,989.76

   3.  Collateral Available Funds:                               $1,126,527.14

       a. Excess Spread:                                         $1,126,527.14

   4.  Total Excess Spread:                                      $8,019,003.59

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $217,529,120.70

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $166,965,636.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $166,965,636.92

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,638,572.71

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $170,604,209.63

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $170,604,209.63

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,019,003.59
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $291,084.71
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $135,163.01
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $345,662.51
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,933,963.36

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2088%
       b. Prior Monthly Period                                         3.3931%
       c. Second Prior Monthly Period                                  3.3176%

   2.  Three Month Average Base Rate                                   3.3065%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series        Total Investor         Transferors
A. Investor/Transferor Allocations                  Allocations       Interest              Interest
----------------------------------                  -----------     --------------         -----------
Beginning Invested /Transferor Amount            977,128,249.46     750,000,000.00      227,128,249.46
Beginning Adjusted Invested Amount                          N/A     750,000,000.00                 N/A
Floating Allocation Percentage                              N/A           76.7555%            23.2445%
Principal Allocation Percentage                             N/A           76.7555%            23.2445%
Collections of Finance Chg. Receivables           14,706,625.27      11,288,148.67        3,418,476.60
Collections of Principal Receivables             207,071,196.97     158,938,601.77       48,132,595.19
Defaulted Amount                                   4,512,566.90       3,463,644.80        1,048,922.11

Ending Invested / Transferor Amounts             966,266,747.46     750,000,000.00      216,266,747.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                  Class A            Class B           Interest                Total
--------------------------------------                  -------            -------          ----------               -----

Principal Funding Account                                  0.00               0.00                0.00                0.00
Investment Proceeds for Monthly Period                     0.00               0.00                0.00                0.00
Reserve Draw Amount                                        0.00               0.00                0.00                0.00
Available Reserve Account Amount                           0.00               0.00                0.00                0.00
Reserve Account Surplus                                    0.00               0.00                0.00                0.00

Coupon  October 15, 2003 to November 16, 2003           1.2600%            1.5400%             2.0700%
Monthly Interest Due                                 714,656.25          84,700.00          135,196.88          934,553.13
Outstanding Monthly Interest Due                           0.00               0.00                0.00                0.00
Additional Interest Due                                    0.00               0.00                0.00                0.00
Total Interest Due                                   714,656.25          84,700.00          135,196.88          934,553.13
Investor Default Amount                            2,857,506.96         277,091.58          329,046.26        3,463,644.80
Investor Monthly Fees Due                          1,031,250.00         100,000.00          118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                          4,603,413.21         461,791.58          582,993.13        5,648,197.92

Reallocated Investor Finance Charge Collections                                                              11,288,148.67
Interest and Principal Funding Investment Proceeds                                                                    0.00
Interest on Reserve Account                                                                                           0.00
Series Adjusted Portfolio Yield                                                                                   12.6931%
Base Rate                                                                                                          3.2217%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions            Class A            Class B           Interest                Total
--------------------------------------------            -------            -------          ----------               -----

Beginning Certificates Balance                   618,750,000.00      60,000,000.00       71,250,000.00      750,000,000.00
Interest Distributions                               714,656.25          84,700.00          135,196.88          934,553.13
Principal Deposits - Prin. Funding Account                 0.00               0.00                0.00                0.00
Principal Distributions                                    0.00               0.00                0.00                0.00
Total Distributions                                  714,656.25          84,700.00          135,196.88          934,553.13
Ending Certificates Balance                      618,750,000.00      60,000,000.00       71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.41

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.41

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $135,196.88

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $135,196.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,312,722.66

       a. Class A Monthly Interest:                                $714,656.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,857,506.96
       e. Excess Spread:                                         $5,740,559.45

   2.  Class B Available Funds:                                    $903,051.89

       a. Class B Monthly Interest:                                 $84,700.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $818,351.89

   3.  Collateral Available Funds:                               $1,072,374.12

       a. Excess Spread:                                         $1,072,374.12

   4.  Total Excess Spread:                                      $7,631,285.47

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $207,071,196.97

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $158,938,601.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,938,601.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,463,644.80

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,402,246.57

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2. Required Collateral Invested Amount:                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,402,246.57

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $7,631,285.47
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,091.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $135,196.88
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $329,046.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,639,950.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2217%
       b. Prior Monthly Period                                         3.4060%
       c. Second Prior Monthly Period                                  3.3305%

   2.  Three Month Average Base Rate                                   3.3194%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                    ------------       --------------       -----------
Beginning Invested /Transferor Amount               325,709,416.49       250,000,000.00     75,709,416.49
Beginning Adjusted Invested Amount                             N/A       250,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables               4,902,208.42         3,762,716.22      1,139,492.20
Collections of Principal Receivables                 69,023,732.32        52,979,533.92     16,044,198.40
Defaulted Amount                                      1,504,188.97         1,154,548.27        349,640.70

Ending Invested / Transferor Amounts                322,088,915.82       250,000,000.00     72,088,915.82


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              5.5300%              5.8300%           1.9700%
Monthly Interest Due                                    996,552.08            72,875.00         33,859.38       1,103,286.46
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      996,552.08            72,875.00         33,859.38       1,103,286.46
Investor Default Amount                                 998,684.25            69,272.90         86,591.12       1,154,548.27
Investor Monthly Fees Due                               360,416.67            25,000.00         31,250.00         416,666.67
Investor Additional Amounts Due
Total Due                                             2,355,653.00           167,147.90        151,700.49       2,674,501.39

Reallocated Investor Finance Charge Collections                                                                 3,762,716.22
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            6.7246%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      216,250,000.00        15,000,000.00     18,750,000.00     250,000,000.00
Interest Distributions                                  996,552.08            72,875.00         33,859.38       1,103,286.46
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     996,552.08            72,875.00         33,859.38       1,103,286.46
Ending Certificates Balance                         216,250,000.00        15,000,000.00     18,750,000.00     250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $33,859.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $33,859.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,254,749.53

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $998,684.25
       e. Excess Spread:                                         $1,259,513.20

   2.  Class B Available Funds:                                    $225,762.97

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $152,887.97

   3.  Collateral Available Funds:                                 $282,203.72

       a. Excess Spread:                                           $282,203.72

   4.  Total Excess Spread:                                      $1,694,604.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $69,023,732.32

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $52,979,533.92

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $52,979,533.92

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,154,548.27

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $54,134,082.19

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $54,134,082.19

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,694,604.89
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $69,272.90
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $33,859.38
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $86,591.12
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,088,214.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.7246%
       b. Prior Monthly Period                                         7.3821%
       c. Second Prior Monthly Period                                  7.1481%

   2.  Three Month Average Base Rate                                   7.0849%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               977,128,249.46       750,000,000.00    227,128,249.46
Beginning Adjusted Invested Amount                             N/A       750,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              14,706,625.27        11,288,148.67      3,418,476.60
Collections of Principal Receivables                207,071,196.97       158,938,601.77     48,132,595.19
Defaulted Amount                                      4,512,566.90         3,463,644.80      1,048,922.11

Ending Invested / Transferor Amounts                966,266,747.46       750,000,000.00    216,266,747.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2500%              1.5000%           1.9700%
Monthly Interest Due                                    708,984.38            82,500.00        128,665.63         920,150.00
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      708,984.38            82,500.00        128,665.63         920,150.00
Investor Default Amount                               2,857,506.96           277,091.58        329,046.26       3,463,644.80
Investor Monthly Fees Due                             1,031,250.00           100,000.00        118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,597,741.33           459,591.58        576,461.88       5,633,794.80

Reallocated Investor Finance Charge Collections                                                                11,288,148.67
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2004%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      618,750,000.00        60,000,000.00     71,250,000.00     750,000,000.00
Interest Distributions                                  708,984.38            82,500.00        128,665.63         920,150.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     708,984.38            82,500.00        128,665.63         920,150.00
Ending Certificates Balance                         618,750,000.00        60,000,000.00     71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.15

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.15

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $128,665.63

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $128,665.63

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,312,722.66

       a. Class A Monthly Interest:                                $708,984.38
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,857,506.96
       e. Excess Spread:                                         $5,746,231.32

   2.  Class B Available Funds:                                    $903,051.89

       a. Class B Monthly Interest:                                 $82,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $820,551.89

   3.  Collateral Available Funds:                               $1,072,374.12

       a. Excess Spread:                                         $1,072,374.12

   4.  Total Excess Spread:                                      $7,639,157.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $207,071,196.97

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $158,938,601.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,938,601.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,463,644.80

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,402,246.57

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,402,246.57

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $7,639,157.34
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,091.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $128,665.63
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $329,046.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,654,353.88

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2004%
       b. Prior Monthly Period                                         3.3848%
       c. Second Prior Monthly Period                                  3.3092%

   2.  Three Month Average Base Rate                                   3.2981%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               944,557,307.81       725,000,000.00    219,557,307.81
Beginning Adjusted Invested Amount                             N/A       725,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              14,216,404.43        10,911,877.05      3,304,527.38
Collections of Principal Receivables                200,168,823.73       153,640,648.38     46,528,175.35
Defaulted Amount                                      4,362,148.00         3,348,189.97      1,013,958.04

Ending Invested / Transferor Amounts                934,057,855.88       725,000,000.00    209,057,855.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2500%              1.5000%           2.0700%
Monthly Interest Due                                    685,351.56            79,750.00        130,690.31         895,791.88
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      685,351.56            79,750.00        130,690.31         895,791.88
Investor Default Amount                               2,762,256.72           267,855.20        318,078.05       3,348,189.97
Investor Monthly Fees Due                               996,875.00            96,666.67        114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                             4,444,483.29           444,271.86        563,560.03       5,452,315.18

Reallocated Investor Finance Charge Collections                                                                10,911,877.05
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2101%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      598,125,000.00        58,000,000.00     68,875,000.00     725,000,000.00
Interest Distributions                                  685,351.56            79,750.00        130,690.31         895,791.88
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     685,351.56            79,750.00        130,690.31         895,791.88
Ending Certificates Balance                         598,125,000.00        58,000,000.00     68,875,000.00     725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.15

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.15

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $130,690.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $130,690.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,002,298.57

       a. Class A Monthly Interest:                                $685,351.56
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,762,256.72
       e. Excess Spread:                                         $5,554,690.28

   2.  Class B Available Funds:                                    $872,950.16

       a. Class B Monthly Interest:                                 $79,750.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $793,200.16

   3.  Collateral Available Funds:                               $1,036,628.32

       a. Excess Spread:                                         $1,036,628.32

   4.  Total Excess Spread:                                      $7,384,518.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $200,168,823.73

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $153,640,648.38

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $153,640,648.38

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,348,189.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $156,988,838.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $156,988,838.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,384,518.76
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $267,855.20
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $130,690.31
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $318,078.05
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,459,561.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2101%
       b. Prior Monthly Period                                         3.3944%
       c. Second Prior Monthly Period                                  3.3188%

   2.  Three Month Average Base Rate                                   3.3078%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               651,418,832.98       500,000,000.00    151,418,832.98
Beginning Adjusted Invested Amount                             N/A       500,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables               9,804,416.85         7,525,432.45      2,278,984.40
Collections of Principal Receivables                138,047,464.64       105,959,067.85     32,088,396.79
Defaulted Amount                                      3,008,377.93         2,309,096.53        699,281.40

Ending Invested / Transferor Amounts                644,177,831.64       500,000,000.00    144,177,831.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.3000%              1.5700%           2.1700%
Monthly Interest Due                                    491,562.50            57,566.67         94,485.42         643,614.58
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      491,562.50            57,566.67         94,485.42         643,614.58
Investor Default Amount                               1,905,004.64           184,727.72        219,364.17       2,309,096.53
Investor Monthly Fees Due                               687,500.00            66,666.67         79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                             3,084,067.14           308,961.06        393,016.25       3,786,044.45

Reallocated Investor Finance Charge Collections                                                                 7,525,432.45
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2672%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      412,500,000.00        40,000,000.00     47,500,000.00     500,000,000.00
Interest Distributions                                  491,562.50            57,566.67         94,485.42         643,614.58
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     491,562.50            57,566.67         94,485.42         643,614.58
Ending Certificates Balance                         412,500,000.00        40,000,000.00     47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.19

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.19

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.44

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.44

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $94,485.42

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $94,485.42

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,208,481.77

       a. Class A Monthly Interest:                                $491,562.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,905,004.64
       e. Excess Spread:                                         $3,811,914.63

   2.  Class B Available Funds:                                    $602,034.60

       a. Class B Monthly Interest:                                 $57,566.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $544,467.93

   3.  Collateral Available Funds:                                 $714,916.08

       a. Excess Spread:                                           $714,916.08

   4.  Total Excess Spread:                                      $5,071,298.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $138,047,464.64

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $105,959,067.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,959,067.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,309,096.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,268,164.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,268,164.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,071,298.64
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,727.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $94,485.42
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,364.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,739,388.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2672%
       b. Prior Monthly Period                                         3.4515%
       c. Second Prior Monthly Period                                  3.3760%

   2.  Three Month Average Base Rate                                   3.3649%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               911,986,366.17       700,000,000.00    211,986,366.17
Beginning Adjusted Invested Amount                             N/A       700,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              13,726,183.59        10,535,605.43      3,190,578.16
Collections of Principal Receivables                193,266,450.50       148,342,694.99     44,923,755.51
Defaulted Amount                                      4,211,729.11         3,232,735.14        978,993.97

Ending Invested / Transferor Amounts                901,848,964.30       700,000,000.00    201,848,964.30


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2400%              1.4700%           2.0700%
Monthly Interest Due                                    656,425.00            75,460.00        126,183.75         858,068.75
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      656,425.00            75,460.00        126,183.75         858,068.75
Investor Default Amount                               2,667,006.49           258,618.81        307,109.84       3,232,735.14
Investor Monthly Fees Due                               962,500.00            93,333.33        110,833.33       1,166,666.67
Investor Additional Amounts Due
Total Due                                             4,285,931.49           427,412.14        544,126.92       5,257,470.56

Reallocated Investor Finance Charge Collections                                                                10,535,605.43
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.1993%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      577,500,000.00        56,000,000.00     66,500,000.00     700,000,000.00
Interest Distributions                                  656,425.00            75,460.00        126,183.75         858,068.75
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     656,425.00            75,460.00        126,183.75         858,068.75
Ending Certificates Balance                         577,500,000.00        56,000,000.00     66,500,000.00     700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $126,183.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $126,183.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,691,874.48

       a. Class A Monthly Interest:                                $656,425.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,667,006.49
       e. Excess Spread:                                         $5,368,442.99

   2.  Class B Available Funds:                                    $842,848.43

       a. Class B Monthly Interest:                                 $75,460.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $767,388.43

   3.  Collateral Available Funds:                               $1,000,882.52

       a. Excess Spread:                                         $1,000,882.52

   4.  Total Excess Spread:                                      $7,136,713.94

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $193,266,450.50

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $148,342,694.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $148,342,694.99

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,232,735.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $151,575,430.13

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $151,575,430.13

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,136,713.94
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $258,618.81
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $126,183.75
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $307,109.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,278,134.87

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1993%
       b. Prior Monthly Period                                         3.3836%
       c. Second Prior Monthly Period                                  3.3080%

   2.  Three Month Average Base Rate                                   3.2970%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               846,844,482.87       650,000,000.00    196,844,482.87
Beginning Adjusted Invested Amount                             N/A       650,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              12,745,741.90         9,783,062.18      2,962,679.72
Collections of Principal Receivables                179,461,704.04       137,746,788.20     41,714,915.83
Defaulted Amount                                      3,910,891.31         3,001,825.49        909,065.82

Ending Invested / Transferor Amounts                837,431,181.13       650,000,000.00    187,431,181.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2400%              1.4800%           2.0700%
Monthly Interest Due                                    609,537.50            70,546.67        117,170.63         797,254.79
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      609,537.50            70,546.67        117,170.63         797,254.79
Investor Default Amount                               2,476,506.03           240,146.04        285,173.42       3,001,825.49
Investor Monthly Fees Due                               893,750.00            86,666.67        102,916.67       1,083,333.33
Investor Additional Amounts Due
Total Due                                             3,979,793.53           397,359.37        505,260.71       4,882,413.61

Reallocated Investor Finance Charge Collections                                                                 9,783,062.18
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2001%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      536,250,000.00        52,000,000.00     61,750,000.00     650,000,000.00
Interest Distributions                                  609,537.50            70,546.67        117,170.63         797,254.79
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     609,537.50            70,546.67        117,170.63         797,254.79
Ending Certificates Balance                         536,250,000.00        52,000,000.00     61,750,000.00     650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.36

   3.  Amount of the distribution in respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $117,170.63

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $117,170.63

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,071,026.30

       a. Class A Monthly Interest:                                $609,537.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,476,506.03
       e. Excess Spread:                                         $4,984,982.77

   2.  Class B Available Funds:                                    $782,644.97

       a. Class B Monthly Interest:                                 $70,546.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $712,098.31

   3.  Collateral Available Funds:                                 $929,390.91

       a. Excess Spread:                                           $929,390.91

   4.  Total Excess Spread:                                      $6,626,471.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $179,461,704.04

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $137,746,788.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $137,746,788.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,001,825.49

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $140,748,613.69

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $61,750,000.00

   2.  Required Collateral Invested Amount                      $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $140,748,613.69

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $6,626,471.99
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $240,146.04
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $117,170.63
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $285,173.42
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,900,648.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2001%
       b. Prior Monthly Period                                         3.3844%
       c. Second Prior Monthly Period                                  3.3089%

   2.  Three Month Average Base Rate                                   3.2978%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount             1,198,610,652.67       920,000,000.00    278,610,652.67
Beginning Adjusted Invested Amount                             N/A       920,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              18,040,127.00        13,846,795.71      4,193,331.29
Collections of Principal Receivables                254,007,334.94       194,964,684.84     59,042,650.10
Defaulted Amount                                      5,535,415.40         4,248,737.62      1,286,677.78

Ending Invested / Transferor Amounts              1,185,287,210.22       920,000,000.00    265,287,210.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        -----------             -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2300%              1.5200%           2.1700%
Monthly Interest Due                                    855,772.50           102,549.33        173,853.17       1,132,175.00
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      855,772.50           102,549.33        173,853.17       1,132,175.00
Investor Default Amount                               3,505,208.53           339,899.01        403,630.07       4,248,737.62
Investor Monthly Fees Due                             1,265,000.00           122,666.67        145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,625,981.03           565,115.01        723,149.91       6,914,245.95

Reallocated Investor Finance Charge Collections                                                                13,846,795.71
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2046%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions               Class A              Class B        Interest                Total
--------------------------------------------               -------              -------       ----------               -----

Beginning Certificates Balance                      759,000,000.00        73,600,000.00     87,400,000.00     920,000,000.00
Interest Distributions                                  855,772.50           102,549.33        173,853.17       1,132,175.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     855,772.50           102,549.33        173,853.17       1,132,175.00
Ending Certificates Balance                         759,000,000.00        73,600,000.00     87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $173,853.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $173,853.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,423,606.46

       a. Class A Monthly Interest:                                $855,772.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,505,208.53
       e. Excess Spread:                                         $7,062,625.42

   2.  Class B Available Funds:                                  $1,107,743.66

       a. Class B Monthly Interest:                                $102,549.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,005,194.32

   3.  Collateral Available Funds:                               $1,315,445.59

       a. Excess Spread:                                         $1,315,445.59

   4.  Total Excess Spread:                                      $9,383,265.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $254,007,334.94

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $194,964,684.84

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $194,964,684.84

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,248,737.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $199,213,422.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $199,213,422.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                            $9,383,265.34
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $339,899.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $173,853.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $403,630.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,932,549.76

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2046%
       b. Prior Monthly Period                                         3.3889%
       c. Second Prior Monthly Period                                  3.3134%

   2.  Three Month Average Base Rate                                   3.3023%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount             1,224,667,405.99       940,000,000.00    284,667,405.99
Beginning Adjusted Invested Amount                             N/A       940,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              18,432,303.67        14,147,813.00      4,284,490.67
Collections of Principal Receivables                259,529,233.53       199,203,047.56     60,326,185.97
Defaulted Amount                                      5,655,750.52         4,341,101.48      1,314,649.04

Ending Invested / Transferor Amounts              1,211,054,323.49       940,000,000.00    271,054,323.49


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2300%              1.5100%           2.1200%
Monthly Interest Due                                    874,376.25           104,089.33        173,539.67       1,152,005.25
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      874,376.25           104,089.33        173,539.67       1,152,005.25
Investor Default Amount                               3,581,408.72           347,288.12        412,404.64       4,341,101.48
Investor Monthly Fees Due                             1,292,500.00           125,333.33        148,833.33       1,566,666.67
Investor Additional Amounts Due
Total Due                                             5,748,284.97           576,710.78        734,777.64       7,059,773.39

Reallocated Investor Finance Charge Collections                                                                14,147,813.00
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.1990%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      775,500,000.00        75,200,000.00     89,300,000.00     940,000,000.00
Interest Distributions                                  874,376.25           104,089.33        173,539.67       1,152,005.25
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     874,376.25           104,089.33        173,539.67       1,152,005.25
Ending Certificates Balance                         775,500,000.00        75,200,000.00     89,300,000.00     940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $173,539.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $173,539.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,671,945.73

       a. Class A Monthly Interest:                                $874,376.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,581,408.72
       e. Excess Spread:                                         $7,216,160.76

   2.  Class B Available Funds:                                  $1,131,825.04

       a. Class B Monthly Interest:                                $104,089.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,027,735.71

   3.  Collateral Available Funds:                               $1,344,042.24

       a. Excess Spread:                                         $1,344,042.24

   4.  Total Excess Spread:                                      $9,587,938.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $259,529,233.53

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $199,203,047.56

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $199,203,047.56

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,341,101.48

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $203,544,149.04

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $203,544,149.04

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                            $9,587,938.70
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $347,288.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $173,539.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $412,404.64
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,088,039.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1990%
       b. Prior Monthly Period                                         3.3833%
       c. Second Prior Monthly Period                                  3.3077%

   2.  Three Month Average Base Rate                                   3.2967%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount             1,198,610,652.67       920,000,000.00    278,610,652.67
Beginning Adjusted Invested Amount                             N/A       920,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              18,040,127.00        13,846,795.71      4,193,331.29
Collections of Principal Receivables                254,007,334.94       194,964,684.84     59,042,650.10
Defaulted Amount                                      5,535,415.40         4,248,737.62      1,286,677.78

Ending Invested / Transferor Amounts              1,185,287,210.22       920,000,000.00    265,287,210.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2300%              1.5000%           2.1200%
Monthly Interest Due                                    855,772.50           101,200.00        169,847.33       1,126,819.83
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      855,772.50           101,200.00        169,847.33       1,126,819.83
Investor Default Amount                               3,505,208.53           339,899.01        403,630.07       4,248,737.62
Investor Monthly Fees Due                             1,265,000.00           122,666.67        145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,625,981.03           563,765.68        719,144.07       6,908,890.78

Reallocated Investor Finance Charge Collections                                                                13,846,795.71
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.1981%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------         ---------              -----

Beginning Certificates Balance                      759,000,000.00        73,600,000.00     87,400,000.00     920,000,000.00
Interest Distributions                                  855,772.50           101,200.00        169,847.33       1,126,819.83
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     855,772.50           101,200.00        169,847.33       1,126,819.83
Ending Certificates Balance                         759,000,000.00        73,600,000.00     87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $169,847.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $169,847.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,423,606.46

       a. Class A Monthly Interest:                                $855,772.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,505,208.53
       e. Excess Spread:                                         $7,062,625.42

   2.  Class B Available Funds:                                  $1,107,743.66

       a. Class B Monthly Interest:                                $101,200.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,006,543.66

   3.  Collateral Available Funds:                               $1,315,445.59

       a. Excess Spread:                                         $1,315,445.59

   4.  Total Excess Spread:                                      $9,384,614.67

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $254,007,334.94

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $194,964,684.84

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $194,964,684.84

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,248,737.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $199,213,422.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $199,213,422.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                            $9,384,614.67
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $339,899.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $169,847.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $403,630.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,937,904.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1981%
       b. Prior Monthly Period                                         3.3825%
       c. Second Prior Monthly Period                                  3.3069%

   2.  Three Month Average Base Rate                                   3.2959%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               651,418,832.98       500,000,000.00    151,418,832.98
Beginning Adjusted Invested Amount                             N/A       500,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables               9,804,416.85         7,525,432.45      2,278,984.40
Collections of Principal Receivables                138,047,464.64       105,959,067.85     32,088,396.79
Defaulted Amount                                      3,008,377.93         2,309,096.53        699,281.40

Ending Invested / Transferor Amounts                644,177,831.64       500,000,000.00    144,177,831.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.1600%              1.4300%           1.9700%
Monthly Interest Due                                    438,625.00            52,433.33         85,777.08         576,835.42
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      438,625.00            52,433.33         85,777.08         576,835.42
Investor Default Amount                               1,905,004.64           184,727.72        219,364.17       2,309,096.53
Investor Monthly Fees Due                               687,500.00            66,666.67         79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                             3,031,129.64           303,827.72        384,307.92       3,719,265.28

Reallocated Investor Finance Charge Collections                                                                 7,525,432.45
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.1195%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      412,500,000.00        40,000,000.00     47,500,000.00     500,000,000.00
Interest Distributions                                  438,625.00            52,433.33         85,777.08         576,835.42
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     438,625.00            52,433.33         85,777.08         576,835.42
Ending Certificates Balance                         412,500,000.00        40,000,000.00     47,500,000.00     500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.06

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $85,777.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $85,777.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,208,481.77

       a. Class A Monthly Interest:                                $438,625.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,905,004.64
       e. Excess Spread:                                         $3,864,852.13

   2.  Class B Available Funds:                                    $602,034.60

       a. Class B Monthly Interest:                                 $52,433.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $549,601.26

   3.  Collateral Available Funds:                                 $714,916.08

       a. Excess Spread:                                           $714,916.08

   4.  Total Excess Spread:                                      $5,129,369.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $138,047,464.64

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $105,959,067.85

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $105,959,067.85

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,309,096.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $108,268,164.38

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $108,268,164.38

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,129,369.48
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $184,727.72
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $85,777.08
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $219,364.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,806,167.17

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1195%
       b. Prior Monthly Period                                         3.3038%
       c. Second Prior Monthly Period                                  3.2283%

   2.  Three Month Average Base Rate                                   3.2172%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest            Interest
----------------------------------                     -----------       --------------       ------------
Beginning Invested /Transferor Amount               781,702,599.57       600,000,000.00    181,702,599.57
Beginning Adjusted Invested Amount                             N/A       600,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              11,765,300.22         9,030,518.94      2,734,781.28
Collections of Principal Receivables                165,656,957.57       127,150,881.42     38,506,076.15
Defaulted Amount                                      3,610,053.52         2,770,915.84        839,137.68

Ending Invested / Transferor Amounts                773,013,397.97       600,000,000.00    173,013,397.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2900%              1.5700%           2.1700%
Monthly Interest Due                                    585,337.50            69,080.00        113,382.50         767,800.00
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      585,337.50            69,080.00        113,382.50         767,800.00
Investor Default Amount                               2,286,005.57           221,673.27        263,237.00       2,770,915.84
Investor Monthly Fees Due                               825,000.00            80,000.00         95,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                             3,696,343.07           370,753.27        471,619.50       4,538,715.84

Reallocated Investor Finance Charge Collections                                                                 9,030,518.94
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2588%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      495,000,000.00        48,000,000.00     57,000,000.00     600,000,000.00
Interest Distributions                                  585,337.50            69,080.00        113,382.50         767,800.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     585,337.50            69,080.00        113,382.50         767,800.00
Ending Certificates Balance                         495,000,000.00        48,000,000.00     57,000,000.00     600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.18

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.44

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.44

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $113,382.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $113,382.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,450,178.12

       a. Class A Monthly Interest:                                $585,337.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,286,005.57
       e. Excess Spread:                                         $4,578,835.06

   2.  Class B Available Funds:                                    $722,441.52

       a. Class B Monthly Interest:                                 $69,080.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $653,361.52

   3.  Collateral Available Funds:                                 $857,899.30

       a. Excess Spread:                                           $857,899.30

   4.  Total Excess Spread:                                      $6,090,095.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $165,656,957.57

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $127,150,881.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $127,150,881.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,770,915.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $129,921,797.26

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $129,921,797.26

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,090,095.87
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $221,673.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $113,382.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,237.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,491,803.10

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2588%
       b. Prior Monthly Period                                         3.4432%
       c. Second Prior Monthly Period                                  3.3676%

   2.  Three Month Average Base Rate                                   3.3565%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXIII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount               938,043,119.48       720,000,000.00    218,043,119.48
Beginning Adjusted Invested Amount                             N/A       720,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              14,118,360.26        10,836,622.73      3,281,737.53
Collections of Principal Receivables                198,788,349.09       152,581,057.70     46,207,291.38
Defaulted Amount                                      4,332,064.23         3,325,099.00      1,006,965.22

Ending Invested / Transferor Amounts                927,616,077.56       720,000,000.00    207,616,077.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2600%              1.5700%           2.1700%
Monthly Interest Due                                    686,070.00            82,896.00        136,059.00         905,025.00
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      686,070.00            82,896.00        136,059.00         905,025.00
Investor Default Amount                               2,743,206.68           266,007.92        315,884.41       3,325,099.00
Investor Monthly Fees Due                               990,000.00            96,000.00        114,000.00       1,200,000.00
Investor Additional Amounts Due
Total Due                                             4,419,276.68           444,903.92        565,943.41       5,430,124.00

Reallocated Investor Finance Charge Collections                                                                10,836,622.73
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2337%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      594,000,000.00        57,600,000.00     68,400,000.00     720,000,000.00
Interest Distributions                                  686,070.00            82,896.00        136,059.00         905,025.00
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     686,070.00            82,896.00        136,059.00         905,025.00
Ending Certificates Balance                         594,000,000.00        57,600,000.00     68,400,000.00     720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.16

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.44

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.44

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
        respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $136,059.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $136,059.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,940,213.75

       a. Class A Monthly Interest:                                $686,070.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,743,206.68
       e. Excess Spread:                                         $5,510,937.07

   2.  Class B Available Funds:                                    $866,929.82

       a. Class B Monthly Interest:                                 $82,896.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $784,033.82

   3.  Collateral Available Funds:                               $1,029,479.16

       a. Excess Spread:                                         $1,029,479.16

   4.  Total Excess Spread:                                      $7,324,450.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $198,788,349.09

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $152,581,057.70

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $152,581,057.70

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,325,099.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $155,906,156.71

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $155,906,156.71

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,324,450.05
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $266,007.92
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $136,059.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $315,884.41
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,406,498.72

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2337%
       b. Prior Monthly Period                                         3.4181%
       c. Second Prior Monthly Period                                  3.3425%

   2.  Three Month Average Base Rate                                   3.3314%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount             1,198,610,652.67       920,000,000.00    278,610,652.67
Beginning Adjusted Invested Amount                             N/A       920,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              18,040,127.00        13,846,795.71      4,193,331.29
Collections of Principal Receivables                254,007,334.94       194,964,684.84     59,042,650.10
Defaulted Amount                                      5,535,415.40         4,248,737.62      1,286,677.78

Ending Invested / Transferor Amounts              1,185,287,210.22       920,000,000.00    265,287,210.22


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        -----------             -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2300%              1.5200%           2.2200%
Monthly Interest Due                                    855,772.50           102,549.33        177,859.00       1,136,180.83
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      855,772.50           102,549.33        177,859.00       1,136,180.83
Investor Default Amount                               3,505,208.53           339,899.01        403,630.07       4,248,737.62
Investor Monthly Fees Due                             1,265,000.00           122,666.67        145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                             5,625,981.03           565,115.01        727,155.74       6,918,251.78

Reallocated Investor Finance Charge Collections                                                                13,846,795.71
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2094%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      759,000,000.00        73,600,000.00     87,400,000.00     920,000,000.00
Interest Distributions                                  855,772.50           102,549.33        177,859.00       1,136,180.83
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     855,772.50           102,549.33        177,859.00       1,136,180.83
Ending Certificates Balance                         759,000,000.00        73,600,000.00     87,400,000.00     920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $177,859.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $177,859.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,423,606.46

       a. Class A Monthly Interest:                                $855,772.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,505,208.53
       e. Excess Spread:                                         $7,062,625.42

   2.  Class B Available Funds:                                  $1,107,743.66

       a. Class B Monthly Interest:                                $102,549.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,005,194.32

   3.  Collateral Available Funds:                               $1,315,445.59

       a. Excess Spread:                                         $1,315,445.59

   4.  Total Excess Spread:                                      $9,383,265.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $254,007,334.94

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $194,964,684.84

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $194,964,684.84

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,248,737.62

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $199,213,422.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $199,213,422.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                            $9,383,265.34
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $339,899.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $177,859.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $403,630.07
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,928,543.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2094%
       b. Prior Monthly Period                                         3.3937%
       c. Second Prior Monthly Period                                  3.3182%

   2.  Three Month Average Base Rate                                   3.3071%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations         Interest             Interest
----------------------------------                     -----------       --------------       -----------
Beginning Invested /Transferor Amount             1,433,121,432.55     1,100,000,000.00    333,121,432.55
Beginning Adjusted Invested Amount                             N/A     1,100,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              21,569,717.06        16,555,951.39      5,013,765.68
Collections of Principal Receivables                303,704,422.22       233,109,949.27     70,594,472.95
Defaulted Amount                                      6,618,431.46         5,080,012.37      1,538,419.09

Ending Invested / Transferor Amounts              1,417,191,229.61     1,100,000,000.00    317,191,229.61


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2300%              1.4900%           2.2700%
Monthly Interest Due                                  1,023,206.25           120,193.33        217,447.08       1,360,846.67
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                    1,023,206.25           120,193.33        217,447.08       1,360,846.67
Investor Default Amount                               4,191,010.20           406,400.99        482,601.17       5,080,012.37
Investor Monthly Fees Due                             1,512,500.00           146,666.67        174,166.67       1,833,333.33
Investor Additional Amounts Due
Total Due                                             6,726,716.45           673,260.99        874,214.92       8,274,192.37

Reallocated Investor Finance Charge Collections                                                                16,555,951.39
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2118%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      907,500,000.00        88,000,000.00    104,500,000.00   1,100,000,000.00
Interest Distributions                                1,023,206.25           120,193.33        217,447.08       1,360,846.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                   1,023,206.25           120,193.33        217,447.08       1,360,846.67
Ending Certificates Balance                         907,500,000.00        88,000,000.00    104,500,000.00   1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.37

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.37

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $217,447.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $217,447.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,658,659.90

       a. Class A Monthly Interest:                              $1,023,206.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,191,010.20
       e. Excess Spread:                                         $8,444,443.44

   2.  Class B Available Funds:                                  $1,324,476.11

       a. Class B Monthly Interest:                                $120,193.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,204,282.78

   3.  Collateral Available Funds:                               $1,572,815.38

       a. Excess Spread:                                         $1,572,815.38

   4.  Total Excess Spread:                                     $11,221,541.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $303,704,422.22

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $233,109,949.27

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $233,109,949.27

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,080,012.37

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $238,189,961.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $238,189,961.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $11,221,541.60
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $406,400.99
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $217,447.08
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $482,601.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,281,759.02

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2118%
       b. Prior Monthly Period                                         3.3961%
       c. Second Prior Monthly Period                                  3.3206%

   2.  Three Month Average Base Rate                                   3.3095%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total  Investor       Transferors
A. Investor/Transferor Allocations                     Allocations          Interest           Interest
----------------------------------                     -----------      ---------------       -----------
Beginning Invested /Transferor Amount               977,128,249.46       750,000,000.00    227,128,249.46
Beginning Adjusted Invested Amount                             N/A       750,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              14,706,625.27        11,288,148.67      3,418,476.60
Collections of Principal Receivables                207,071,196.97       158,938,601.77     48,132,595.19
Defaulted Amount                                      4,512,566.90         3,463,644.80      1,048,922.11

Ending Invested / Transferor Amounts                966,266,747.46       750,000,000.00    216,266,747.46


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.2300%              1.4700%           2.2400%
Monthly Interest Due                                    697,640.63            80,850.00        146,300.00         924,790.63
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      697,640.63            80,850.00        146,300.00         924,790.63
Investor Default Amount                               2,857,506.96           277,091.58        329,046.26       3,463,644.80
Investor Monthly Fees Due                             1,031,250.00           100,000.00        118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                             4,586,397.58           457,941.58        594,096.26       5,638,435.42

Reallocated Investor Finance Charge Collections                                                                11,288,148.67
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.2073%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        ----------              -----

Beginning Certificates Balance                      618,750,000.00        60,000,000.00     71,250,000.00     750,000,000.00
Interest Distributions                                  697,640.63            80,850.00        146,300.00         924,790.63
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     697,640.63            80,850.00        146,300.00         924,790.63
Ending Certificates Balance                         618,750,000.00        60,000,000.00     71,250,000.00     750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in respect
       of Class A Outstanding Monthly Interest:                          $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $146,300.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $146,300.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,312,722.66

       a. Class A Monthly Interest:                                $697,640.63
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,857,506.96
       e. Excess Spread:                                         $5,757,575.07

   2.  Class B Available Funds:                                    $903,051.89

       a. Class B Monthly Interest:                                 $80,850.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $822,201.89

   3.  Collateral Available Funds:                               $1,072,374.12

       a. Excess Spread:                                         $1,072,374.12

   4.  Total Excess Spread:                                      $7,652,151.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $207,071,196.97

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $158,938,601.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,938,601.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7. Other amounts Treated as Available Principal
       Collections:                                              $3,463,644.80

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,402,246.57

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,402,246.57

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $7,652,151.09
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $277,091.58
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $146,300.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $329,046.26
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,649,713.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2073%
       b. Prior Monthly Period                                         3.3916%
       c. Second Prior Monthly Period                                  3.3161%

   2.  Three Month Average Base Rate                                   3.3050%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total  Investor      Transferors
A. Investor/Transferor Allocations                     Allocations          Interest            Interest
----------------------------------                     -----------       ---------------       ----------
Beginning Invested /Transferor Amount               885,929,612.85       680,000,000.00    205,929,612.85
Beginning Adjusted Invested Amount                             N/A       680,000,000.00               N/A
Floating Allocation Percentage                                 N/A             76.7555%          23.2445%
Principal Allocation Percentage                                N/A             76.7555%          23.2445%
Collections of Finance Chg. Receivables              13,334,006.91        10,234,588.13      3,099,418.78
Collections of Principal Receivables                187,744,551.92       144,104,332.28     43,640,219.64
Defaulted Amount                                      4,091,393.99         3,140,371.28        951,022.71

Ending Invested / Transferor Amounts                876,081,851.03       680,000,000.00    196,081,851.03


-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B         Interest               Total
--------------------------------------                     -------              -------        ----------              -----

Principal Funding Account                                     0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                        0.00                 0.00              0.00               0.00
Reserve Draw Amount                                           0.00                 0.00              0.00               0.00
Available Reserve Account Amount                              0.00                 0.00              0.00               0.00
Reserve Account Surplus                                       0.00                 0.00              0.00               0.00

Coupon  October 15, 2003 to November 16, 2003              1.6900%              1.9000%           2.0200%
Monthly Interest Due                                    828,381.67            64,600.00         94,435.00         987,416.67
Outstanding Monthly Interest Due                              0.00                 0.00              0.00               0.00
Additional Interest Due                                       0.00                 0.00              0.00               0.00
Total Interest Due                                      828,381.67            64,600.00         94,435.00         987,416.67
Investor Default Amount                               2,716,421.16           188,422.28        235,527.85       3,140,371.28
Investor Monthly Fees Due                               980,333.33            68,000.00         85,000.00       1,133,333.33
Investor Additional Amounts Due
Total Due                                             4,525,136.16           321,022.28        414,962.85       5,261,121.28

Reallocated Investor Finance Charge Collections                                                                10,234,588.13
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     12.6931%
Base Rate                                                                                                            3.4495%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A              Class B         Interest               Total
--------------------------------------------               -------              -------        -----------             -----

Beginning Certificates Balance                      588,200,000.00        40,800,000.00     51,000,000.00     680,000,000.00
Interest Distributions                                  828,381.67            64,600.00         94,435.00         987,416.67
Principal Deposits - Prin. Funding Account                    0.00                 0.00              0.00               0.00
Principal Distributions                                       0.00                 0.00              0.00               0.00
Total Distributions                                     828,381.67            64,600.00         94,435.00         987,416.67
Ending Certificates Balance                         588,200,000.00        40,800,000.00     51,000,000.00     680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
        respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $94,435.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $94,435.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,852,918.73

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,716,421.16
       e. Excess Spread:                                         $5,308,115.91

   2.  Class B Available Funds:                                    $614,075.29

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $549,475.29

   3.  Collateral Available Funds:                                 $767,594.11

       a. Excess Spread:                                           $767,594.11

   4.  Total Excess Spread:                                      $6,625,185.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               76.7555%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $187,744,551.92

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $144,104,332.28

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $144,104,332.28

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,140,371.28

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $147,244,703.56

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $147,244,703.56

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $6,625,185.31
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $188,422.28
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $94,435.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $235,527.85
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,973,466.85

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.4495%
       b. Prior Monthly Period                                         3.7791%
       c. Second Prior Monthly Period                                  3.6614%

   2.  Three Month Average Base Rate                                   3.6300%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.6931%
       b. Prior Monthly Period                                        13.1406%
       c. Second Prior Monthly Period                                 13.2725%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0354%